                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 12, 2002

                        PERSONNEL GROUP OF AMERICA, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                       001-13956               56-1930691
----------------------------      ------------------------   -------------------
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                       5605 Carnegie Boulevard, Suite 500
                         Charlotte, North Carolina 28209
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (704) 442-5100
     ----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
     ----------------------------------------------------------------------
              (Former name or address, if changed from last report)

Item 5.  Other Events.

         Personnel Group of America, Inc. issued a press release on February 12, 2002 (a copy of which is attached as Exhibit 99.1), the contents of which are incorporated herein by reference.

Item 7.  Exhibits.

         The following exhibit is filed as part of this report.

         Exhibit 99.1 -- Press release dated February 12, 2002

         Exhibit 99.2 -- Amendment No. 4 to Amended and Restated Credit
                         Agreement, dated as of February 8, 2002

         Exhibit 99.3 -- Equity Appreciation Rights Agreement, dated as of
                         February 8, 2002


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2002

                                       PERSONNEL GROUP OF AMERICA, INC.

                                       By: /s/ KEN R. BRAMLETT, JR.
                                          -------------------------------------
                                          Ken R. Bramlett, Jr.
                                          Senior Vice President


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

                                  Exhibit Index

         Exhibit                                             Exhibit No.
         ---------                                           -----------
         Press release dated February 12, 2002                  99.1

         Amendment No. 4 to Amended and Restated Credit         99.2
         Agreement, dated as of February 8, 2002

         Equity Appreciation Rights Agreement, dated as of      99.3
         February 8, 2002


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